SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31803 (Commission File Number)	77-0402448 (IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA (Address of principal executive offices)	95054 (Zip Code)

(408) 919-3000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The following information, including the text of the press release attached to this Current Report, shall not be deemed filed with the Securities and Exchange Commission (“SEC”), nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 2.02 Results of Operations and Financial Condition.

     On March 31, 2005, Transmeta Corporation, a Delaware corporation, issued the press release attached to this Current Report as Exhibit 99.01.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Exhibit Title or Description
99.01	Press Release dated March 31, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: April 5, 2005	By:	/s/ John O'Hara Horsley
John O'Hara Horsley
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Press Release dated March 31, 2005.